(..continued)

                                     BY-LAWS

                                       OF

                                Cinergy Two, Inc.

                                November 7, 2000

                                TABLE OF CONTENTS

                                    ARTICLE I
                                     Offices

Section 1.1. Offices.                                                        1

                                   ARTICLE II
                             Stockholders' Meetings

Section 2.1. Annual Meeting.                                                 1
Section 2.2. Notice of Annual Meeting.                                       1
Section 2.3. Special Meetings.                                               1
Section 2.4. Notice of Special Meeting.                                      1
Section 2.5. Waiver of Notice.                                               2
Section 2.6. Quorum.                                                         2
Section 2.7. Voting.                                                         2
Section 2.8. Written Consent of Stockholders in Lieu of Meeting.             2

                                  ARTICLE III
                                   Directors

Section 3.1. Duties and Powers.                                              3
Section 3.2. Number and Election of Directors.                               3
Section 3.3. Vacancies.                                                      3
Section 3.4. Meetings.                                                       3
Section 3.5. Quorum.                                                         3
Section 3.6. Actions of Board.                                               4
Section 3.7. Meetings by Means of Conference Telephone.                      4
Section 3.8. Committees.                                                     4
 Section 3.9. Compensation                                                   4
Section 3.10. Contracts and Transactions Involving Directors                 4

                                   ARTICLE IV
                                    Officers

Section 4.1. Officers.                                                       5
Section 4.2. Appointment, Terms, and Vacancies.                              5
Section 4.3. Chairman of the Board.                                          5
Section 4.4. Chief Executive Officer                                         5
Section 4.5. President.                                                      6
Section 4.6. Vice Presidents.                                                6
Section 4.7(a). Secretary.                                                   6
Section 4.7(b). Assistant Secretaries.                                       6
Section 4.8. Treasurer.                                                      7
Section 4.9. Comptroller.                                                    7
Section 4.10. Other Officers.                                                7

                                   ARTICLE V
                                 Capital Stock

Section 5.1. Form and Execution of Certificates.                             7
Section 5.2. Signatures.                                                     8
Section 5.3. Lost Certificates.                                              8
Section 5.4. Transfers.                                                      8
Section 5.5. Record Date.                                                    8
Section 5.6. Beneficial Ownership Rights.                                    8

                                   ARTICLE VI
                                    Notices

Section 6.1. Notices.                                                        9
Section 6.2. Waivers of Notice.                                              9

                                  ARTICLE VII
                               General Provisions

Section 7.1. Dividends.                                                      9
Section 7.2. Disbursements.                                                  9
Section 7.3. Voting Securities Owned by the Corporation.                     9
Section 7.4. Fiscal Year.                                                   10
Section 7.5. Corporate Seal.                                                10

                                  ARTICLE VIII
                                Indemnification

Section 8.1. Power to Indemnify in Actions, Suits or Proceedings
             Other than Those By or in the Right of the Corporation.        10
Section 8.2. Power to Indemnify in Actions, Suits or Proceedings
             By or in the Right of the Corporation.                         10
Section 8.3. Authorization of Indemnification.                              11
Section 8.4. Good Faith Defined.                                            11
Section 8.5. Indemnification by a Court.                                    12
Section 8.6. Expenses Payable in Advance.                                   12
Section 8.7. Nonexclusivity of Indemnification and Advancement of Expenses. 12
Section 8.8. Insurance.                                                     12
Section 8.9. Certain Definitions.                                           13
Section 8.10. Survival of Indemnification and Advancement of Expenses.      13
Section 8.11. Limitation on Indemnification.                                13
Section 8.12. Indemnification of Employees and Agents.                      13

                                   ARTICLE IX
                                   Amendments

Section 9.1. Amendments.                                                    14

                                   ARTICLE X
                               Emergency By-Laws

Section 10.1. Emergency By-Laws.                                            14

                                     By-Laws

                                       Of

                                Cinergy Two, Inc.

                     (hereinafter called the "Corporation")

                                    ARTICLE I

                                     Offices

               Section 1.1. Offices. To the extent not otherwise provided in the
          Certificate of Incorporation,  the principal office of the Corporation shall  be at 139 East  Fourth  Street,  Cincinnati,  Ohio  45202.  The
          Corporation  may have such other  offices at such other  places as the
          Board of Directors may from time to time determine, or as the business of the Corporation may require.

                                   ARTICLE II

                             Stockholders' Meetings

               Section  2.1.   Annual   Meeting.   The  annual  meeting  of  the
          stockholders  may be held at such place,  time, and date designated by
          the  Board  of   Directors   for  the  election  of   directors,   the
          consideration  of the reports to be laid before the  meeting,  and the transaction  of such  other  business  as may be  brought  before  the meeting.

               Section  2.2.  Notice of  Annual  Meeting.  Notice of the  annual meeting shall be given in writing to each stockholder entitled to vote thereat,  at such address as appears on the records of the Corporation at least ten (10) days and not more than forty-five (45) days prior to the meeting.

               Section  2.3.   Special   Meetings.   Special   meetings  of  the
          stockholders  may be called at any time by the  Chairman of the Board, the Chief Executive Officer, or the President, or by a majority of the members of the Board of Directors acting with or without a meeting, or by the persons who hold in the  aggregate the express  percentage,  as provided by statute,  of all shares  outstanding  and entitled to vote thereat,  upon notice in writing,  stating the time, place and purpose of the meeting.  Business  transacted at all special meetings shall be confined to the objects stated in the call.

               Section  2.4.  Notice  of  Special  Meeting.  Notice of a special meeting,  in  writing,  stating the time,  place and purpose  thereof, shall be given to each stockholder  entitled to vote thereat, at least twenty (20) days and not more than  forty-five  (45) days prior to the meeting.

               Section  2.5.  Waiver of  Notice.  Notice of the time,  place and purpose of any  meeting of  stockholders  may be waived by the written assent of every stockholder  entitled to notice, filed with or entered upon the records of the  meeting,  either  before or after the holding thereof.

               Section  2.6.  Quorum.  The holders of shares  entitling  them to exercise a  majority  of the  voting  power,  or, if the vote is to be taken by classes,  the holders of shares of each class  entitling them to exercise a majority of the voting  power of that class,  present in person  or by  proxy  at  any  meeting  of  the  stockholders,  unless otherwise specified by statute, shall constitute a quorum.

               If, however,  at any meeting of the stockholders,  a quorum shall fail to attend in person or by proxy,  a majority  in  interest of the stockholders  attending in person or by proxy at the time and place of such meeting may adjourn the meeting from time to time without further notice  (unless the meeting has been  adjourned for over thirty days), other than by announcement at the meeting at which such adjournment is taken,  until a quorum is present.  At any such  adjourned  meeting at which a quorum shall be present,  any business may be transacted which might have been transacted at the meeting originally called.

               Section 2.7. Voting. At each meeting of the stockholders,  except as otherwise  provided by statute or the Certificate of Incorporation, every  holder of record of stock of the class or classes  entitled  to vote at such  meeting  shall be entitled to vote in person or by proxy appointed by an instrument in writing  subscribed by such  stockholder and bearing a date, not later than such time as expressly  provided by statute,  prior to said meeting unless some other  definite  period of validity shall be expressly provided therein.

               Each stockholder  shall have one (1) vote for each share of stock having voting power, registered in his or her name on the books of the
          Corporation,  at the date fixed for  determination of persons entitled to  vote at the  meeting  or,  if no  date  has  been  fixed,  then as expressly provided by statute.  (e.g., either the date of the meeting, the date next  proceeding the day of the meeting,  or any such similar governing  time frame).  Cumulative  voting shall be permitted only as expressly provided by statute.

               At any meeting of stockholders,  a list of stockholders  entitled to vote,  alphabetically  arranged,  showing the number and classes of shares held by each on the date fixed for  closing  the books  against transfers or the record date fixed as hereinbefore  provided (or if no such date has been fixed,  then as  hereinbefore  stated as  expressly provided  by  statute)  shall  be  produced  on  the  request  of  any stockholder,  and  such  list  shall be prima  facie  evidence  of the ownership  of shares and of the right of  stockholders  to vote,  when certified by the Secretary or by the agent of the  Corporation  having charge of the transfer of shares.

               Section 2.8.  Written Consent of Stockholders in Lieu of Meeting.
          Any action  required or  permitted  by  statute,  the  Certificate  of
          Incorporation,  or these By-Laws, to be taken at any annual or special meeting of  stockholders  of the  Corporation,  may be taken without a meeting, without prior notice and without a vote, if a written consent in lieu of a  meeting,  setting  forth the  action so taken,  shall be signed by all the  stockholders  entitled  to vote  thereon.  Any such written  consent  may be given by one or any  number of  substantially concurrent written  instruments of substantially  similar tenor signed by such stockholders, in person or by attorney or proxy duly appointed in writing,  and filed with the records of the  Corporation.  Any such written consent shall be effective as of the effective date thereof as specified therein.

                                   ARTICLE III

                                    Directors

               Section 3.1.  Duties and Powers.  The business and affairs of the
          Corporation shall be managed by or under the direction of the Board of
          Directors which may exercise all such powers of the Corporation and do all  such  lawful  acts  and  things  as  are  not,  by  statute,  the
          Certificate of Incorporation,  or these By-Laws,  directed or required to be exercised or done by the stockholders.

               Section  3.2.  Number and  Election  of  Directors.  The Board of
          Directors  shall  consist of not less than three nor more than fifteen members,  the  exact  number  of which  shall be fixed by the Board of
          Directors.  Directors  shall be elected  annually by  stockholders  at their  annual  meeting,  in a manner  consistent  with  statute and as provided  in  Article  II,  Section  2.8 of  these  By-Laws,  and each director so elected shall hold office until his/her  successor is duly elected  and  qualifies,  or  until  his/her  earlier  resignation  or removal.  Any  director  may  resign  at any time  upon  notice to the
          Corporation.  Directors need not be stockholders and shall fulfill the residency requirements as and if provided by statute. Any director may be removed at any time with or without cause by a majority vote of the stockholders, unless otherwise provided by statute.

               Section   3.3.    Vacancies.    Vacancies   and   newly   created
          directorships, resulting from any increase in the authorized number of directors,  may be  filled  by a  majority  of the  directors  then in office,  and  the  directors  so  chosen  shall  hold  office  for the unexpired term of the predecessor and/or until the next annual meeting of  stockholders,  and until  their  successors  are duly  elected and qualify, or until their earlier resignation or removal.

               Section 3.4. Meetings. Regular meetings of the Board of Directors may be held at such time,  place, and upon such notice as the Board of
          Directors  may from time to time  determine.  Special  meetings of the
          Board of  Directors  may be called by the  Chairman of the Board,  the
          Chief  Executive  Officer,  the President,  or by members of the board
          (the express  percentage  of the latter as  minimally  provided for by statute).  Notice  thereof  stating  the  place,  date and hour of the meeting shall be given to each director  either by mail (not less than forty-eight  (48) hours before the date of the meeting),  by telephone or telegram  (on  twenty-four  (24) hours'  notice) or on such shorter notice  as the  person  or  persons  calling  such  meeting  may  deem necessary or appropriate in the circumstances.

               Section  3.5.  Quorum.  Except as may be  otherwise  specifically provided for by statute,  the  Certificate of  Incorporation  or these
          By-Laws, at all meetings of the Board of Directors,  a majority of the
          entire  Board  of  Directors   shall   constitute  a  quorum  for  the
          transaction  of business  and the act of a majority  of the  directors present at any meeting at which there is a quorum  shall be the act of the  Board of  Directors.  If a quorum  shall  not be  present  at any meeting of the Board of Directors,  the directors  present thereat may adjourn  the  meeting  from time to time,  without  notice  other than announcement at the meeting, until a quorum shall be present.

               Section 3.6. Actions of Board.  Unless otherwise  provided by the
          Certificate of Incorporation of the Corporation or these By-Laws,  any action  required or  permitted to be taken at any meeting of the Board of Directors,  or of any committee(s)  thereof, may be taken without a meeting,  if all the  members  of the Board of  Directors,  or of such committee(s),  as the case may be, consent thereto in writing, and the writing(s)  is filed with the minutes of  proceedings  of the Board of
          Directors,  or of such  committee(s),  of the  Corporation.  Any  such written  consent  to  action  of the  Board of  Directors,  or of such committee(s),  shall be  effectuated  by the  signature  of the member lastly  consenting  thereto in writing,  unless the consent  otherwise specified a prior or subsequent effective date.

               Section 3.7.  Meetings by Means of Conference  Telephone.  Unless
          otherwise   provided  by  the  Certificate  of  Incorporation  of  the
          Corporation  or these By-Laws,  members of the Board of Directors,  or any committee(s) thereof, may participate in a meeting of the Board of
          Directors, or of such committee(s),  as the case may be, by means of a conference telephone or similar  communications  equipment by means of which all  persons  participating  in the meeting can hear each other, and  participation  in a meeting  pursuant  to this  Section 3.7 shall constitute presence in person at such meeting.

               Section  3.8.   Committees.   The  Board  of  Directors  may,  by
          resolution  passed by a  majority  of the entire  Board of  Directors, designate,  from  time  to  time as  they  may  see  fit,  one or more committees,  each such  committee  to  consist of three or more of the directors of the Corporation. The Board of Directors may designate one or more  directors as alternate  members of any such committee who may replace any absent or  disqualified  member at any meeting of any such committee.  In  the  absence  or  disqualification  of a  member  of a committee,  and in the  absence  of a  designation  by  the  Board  of
          Directors of an alternate member to replace the absent or disqualified member,  the member or members  thereof present at any meeting and not disqualified  from voting,  whether or not he/she or they constitute a quorum,  may  unanimously  appoint  another  member  of the  Board  of
          Directors  to  act at  the  meeting  in the  place  of any  absent  or disqualified  member. Any committee,  to the extent allowed by statute and provided in the resolution establishing such committee, shall have and  may  exercise  all the  powers  and  authority  of the  Board  of
          Directors  in  the  management  of the  business  and  affairs  of the
          Corporation.  Each committee  shall keep regular minutes and report to the Board of Directors when required.

               Section  3.9.  Compensation.  Each  director  of the  Corporation
          (other than directors who are salaried  officers of the Corporation or any of its  affiliates)  shall be entitled to receive as  compensation for services such reasonable compensation,  which may include pension, disability and death benefits,  as may be determined from time to time by the Board of Directors. Reasonable compensation may also be paid to any person other than a director  officially called to attend any such meeting.

               Section 3.10. Contracts and Transactions Involving Directors.  No
          contract or transaction between the Corporation and one or more of its directors  or  officers,  or  between  the  Corporation  and any other corporation,  partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial  interest,  shall be void or voidable solely for this reason,  or solely  because  the  director or officer is present at or participates  in the meeting of the Board of  Directors  or  committee thereof  which  authorizes  the  contract  or  transaction,  or solely because  his/her or their votes are  counted for such  purpose if: (i)
          the material facts as to his/her or their relationship or interest and as to the contract or  transaction  are  disclosed or are known to the
          Board of  Directors  or the  committee,  and the Board of Directors or committee in good faith  authorizes the contract or transaction by the affirmative votes of a majority of the disinterested  directors,  even though the disinterested  directors be less than a quorum; or (ii) the material facts as to his/her or their  relationship or interest and as to the  contract  or  transaction  are  disclosed  or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or
          (iii) the contract or transaction is fair as to the  Corporation as of the time it is  authorized,  approved  or  ratified,  by the  Board of
          Directors,  a  committee  thereof  or  the  stockholders.   Common  or
          interested  directors may be counted in determining  the presence of a quorum at a meeting of the Board of Directors or of a committee  which authorizes the contract or transaction.

                                   ARTICLE IV

                                    Officers

                    Section 4.1. Officers. The officers of the Corporation shall consist of a  President,  a Secretary,  and a Treasurer,  and may
               consist of a Chairman of the Board, a Chief Executive  Officer, a
               Comptroller,  one or more Vice Presidents,  one or more Assistant
               Secretaries, and such other officers as the board shall from time to time deem necessary.  Any number of offices may be held by the
               same  person,   unless  otherwise   prohibited  by  statute,  the
               Certificate of Incorporation, or these By-Laws.

                    Section 4.2. Appointment, Terms, and Vacancies. The Board of
               Directors, at its first meeting held after each annual meeting of stockholders of the Corporation  (i.e.,  the annual  organization meeting of the Board of Directors), shall appoint the officers of the  Corporation  who shall hold their offices for such terms and shall  exercise  such powers and perform  such duties as shall be determined  from  time to time by the  board,  and such  officers shall hold  office  until their  successors  are chosen and shall qualify,  or until  their  earlier  resignation  or removal  from office.  Any officer  appointed by the Board of Directors  may be removed at any time by the affirmative  vote of a majority of the board.  Any vacancy  occurring  in any office of the  Corporation shall be filled by the Board of Directors.

                    Section  4.3.  Chairman  of the Board.  The  Chairman of the
               Board,  if there be one, shall be a director and shall preside at all  meetings  of the Board of  Directors  and, in the absence or incapacity  of the Chief  Executive  Officer  and the  President,
               meetings of the stockholders,  and shall,  subject to the board's direction and control,  be the board's  representative and medium of communication, and shall have the general powers and duties as are  incident  to  the  office  of  Chairman  of the  Board  of a corporation.

                    Section 4.4. Chief  Executive  Officer.  The Chief Executive
               Officer,  if there be one,  shall  preside at all meetings of the stockholders and, in the absence or incapacity of the Chairman of the  Board,  meetings  of  the  Board  of  Directors.  The  Chief
               Executive  Officer shall from time to time report to the Board of
               Directors  all  matters  within  his or her  knowledge  which the interests  of the  Corporation  may  require  be brought to their
               notice.   Where  the  offices  of  Chief  Executive  Officer  and
               President are held by different  individuals,  the President will report directly to the Chief Executive Officer.

                    Section 4.5.  President.  The  President  shall be the chief operating officer of the Corporation,  and shall have general and
               active   management   and   direction   of  the  affairs  of  the
               Corporation, shall have supervision of all departments and of all officers  of the  Corporation,  shall  see  that the  orders  and resolutions  of the Board of  Directors,  or of any  committee(s)
               thereof,  are  carried  fully  into  effect,  and shall  have the general  powers and duties of  supervision  and management as are incident  to the office of  President  of a  corporation.  In the absence  or  incapacity  of  the  Chief  Executive  Officer,  the
               President  also  shall  be the  chief  executive  officer  of the
               Corporation.

                    Section 4.6.  Vice  Presidents.  The Vice  Presidents  shall perform such duties as the Board of Directors  shall from time to time require. In the absence or incapacity of the President,  the
               Vice President designated by the Board of Directors (including by the Chairman of the Board), the Chief Executive  Officer,  or the
               President shall exercise the powers and duties of the President.

                    Section  4.7(a).  Secretary.  The Secretary shall attend all meetings of the Board of Directors and of the stockholders of the
               Corporation,  and act as clerk thereof,  and record all votes and the  minutes  of all  proceedings  in a book to be kept  for that purpose,  shall record all written business  transactions,  shall perform like duties for the standing  committees  when  required, and shall have the general  powers and duties as are  incident to the office of Secretary of a  corporation.  The  Secretary  shall give, or cause to be given,  proper notice of all meetings of the stockholders  and of the Board of  Directors,  and shall  perform such other duties as may be  prescribed by the Board of Directors
               (including  by the  Chairman of the Board),  the Chief  Executive
               Officer,  or the President.  The Secretary  shall have custody of the seal, if there be one, of the  Corporation  and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix  the  same to any  instrument  requiring  it and when so affixed,  it may be attested by the signature of the Secretary or by the signature of any such Assistant  Secretary.  (The Board of
               Directors  may give  general  authority  to any other  officer to affix the seal of the  Corporation  and to attest the affixing by his/her  signature).  The  Secretary  shall  see that all  books, reports, statements, certificates and other documents and records required  by  statute  to be kept or filed are  properly  kept or filed, as the case may be.

                    Section 4.7(b). Assistant Secretaries. At the request of the
               Secretary,  or in his or her absence or  incapacity  to act,  the
               Assistant  Secretary or, if there be more than one, the Assistant
               Secretary  designated by the Secretary,  shall perform the duties of the  Secretary and when so acting shall have all the powers of and be  subject to all the  restrictions  of the  Secretary.  The
               Assistant Secretaries shall perform such other duties as may from time to time be  assigned  to  them  by the  Board  of  Directors
               (including  by the  Chairman of the Board),  the Chief  Executive
               Officer, the President, or the Secretary.

                    Section 4.8. Treasurer. The Treasurer shall be the financial officer of the Corporation, shall keep full and accurate accounts of all collections, receipts and disbursements in books belonging to the  Corporation,  shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation, in such depositories  as may be  designated  by the  Board of  Directors, shall disburse the funds of the  Corporation as may be ordered by the Board of Directors  (including by the Chairman of the Board), the Chief  Executive  Officer,  or the  President,  taking proper vouchers therefor,  and shall render to the President,  the Chief
               Executive Officer, the Chairman of the Board, and/or directors at any meeting of the board, or whenever they may require it, and to the annual meeting of the stockholders,  an account of all his or her  transactions as Treasurer and of the financial  condition of the Corporation,  and shall have the general powers and duties as are  incident to the office of  Treasurer  of a  corporation.  If required by the Board of Directors,  the Treasurer shall give the
               Corporation a bond in a form and in such sum with surety as shall be  satisfactory  to the  Board  of  Directors  for the  faithful performance  of  his or her  duties  as  Treasurer  and  for  the restoration to the Corporation,  in the case of his or her death, resignation,  retirement  or removal from  office,  of all books, papers,  vouchers,  money and other  property of whatever kind in his or her possession, or under his or her control, and belonging to the Corporation. The Treasurer shall perform such other duties as may be prescribed by the Board of Directors  (including by the
               Chairman  of the  Board),  the Chief  Executive  Officer,  or the
               President.

                    Section 4.9. Comptroller. The Comptroller shall have control over all accounts and records of the  Corporation  pertaining  to moneys,  properties,  materials  and  supplies,  and  shall  have executive direction over the bookkeeping and accounting functions and shall have the general  powers and duties as are  incident to the office of comptroller of a corporation. The Comptroller shall perform  such other duties as may be  prescribed  by the Board of
               Directors  (including  by the  Chairman of the Board),  the Chief
               Executive Officer, the President, or a Vice President.

                    Section 4.10.  Other  Officers.  Such other  officers of the
               Corporation  as the Board of Directors  may appoint shall perform such  duties  and have  such  powers  as from time to time may be assigned  to  them by the  board.  The  Board  of  Directors  may delegate  to any other  officer of the  Corporation  the power to appoint such other  officers and to  prescribe  their  respective duties and powers.

                                    ARTICLE V

                                  Capital Stock

                    Section  5.1.  Form  and  Execution  of  Certificates.   The
               certificates  for shares of the capital stock of the  Corporation shall be of such form and content,  not inconsistent with statute and the Certificate of Incorporation, as shall be approved by the
               Board of  Directors.  Every  holder  of stock in the  Corporation shall be entitled to have a  certificate  signed,  in the name of the  Corporation,  by (i) either the  Chairman of the Board,  the
               Chief  Executive  Officer,  the President or a Vice President and
               (ii) by any one of the  following  officers:  the Secretary or an
               Assistant  Secretary or the Treasurer or an Assistant  Treasurer.
               All certificates shall be consecutively numbered in each class of shares.  The name and  address  of the  person  owning the shares represented  thereby,  with the  number of shares and the date of issue, shall be entered on the Corporation's books.

                    Section 5.2.  Signatures.  Any or all of the signatures on a certificate  may be a  facsimile  thereof.  In case any  officer, transfer  agent or  registrar  who has signed or whose  facsimile signature has been placed upon a certificate shall have ceased to
               be  such  officer,   transfer  agent  or  registrar  before  such
               certificate is issued,  it may be issued by the Corporation  with the same effect as if he/she were such officer, transfer agent or registrar at the date of issue.

                    Section 5.3. Lost  Certificates.  The Board of Directors may
               direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation  alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the  person  claiming  the  certificate  of  stock to be lost, stolen  or  destroyed.  When  authorizing  such  issue  of a  new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof,  require the owner of such lost, stolen or destroyed  certificate,  or his/her legal representative, to advertise the same in such manner as the Board of Directors  shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity  against any claim that
               may  be  made  against  the  Corporation   with  respect  to  the
               certificate alleged to have been lost, stolen or destroyed.

                    Section 5.4. Transfers. The capital stock of the Corporation shall be  transferable  in the manner  provided by statute and in these By-Laws.  Transfers of shares shall be made on the books of the Corporation only by the person named in the certificate or by his/her  attorney  lawfully  constituted  in writing and upon the surrender of the  certificate  therefor,  which shall be canceled before a new certificate shall be issued.

                    Section 5.5.  Record Date. In order that the Corporation may determine  the  stockholders  entitled to notice of or to vote at any  meeting  of  stockholders  or any  adjournment  thereof,  or entitled  to  express  consent  to  corporate  action in  writing without a meeting, or entitled to receive payment of any dividend or other  distribution or allotment of any rights, or entitled to exercise  any  rights in  respect of any  change,  conversion  or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance,  a record date, which shall not be more than sixty  days nor less than ten days  before the date of such  meeting,  nor more than sixty days prior to any other action.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders  shall apply to any adjournment of the meeting;  provided,  however,  that the
               Board of  Directors  may fix a new record date for the  adjourned meeting.

                    Section 5.6.  Beneficial  Ownership Rights.  The Corporation
               shall be entitled to recognize  the  exclusive  right of a person registered  on its  books  as the  owner  of  shares  to  receive dividends,  and to vote as such  owner,  and to hold  liable  for calls and  assessments  a person  registered  on its books as the owner  of  shares,  and  shall  not be  bound  to  recognize  any equitable  or other  claim to or interest in such share or shares on the part of any other  person,  whether  or not it shall  have express or other notice thereof,  except as otherwise provided by statute.

                                   ARTICLE VI

                                     Notices

                    Section 6.1. Notices. Whenever written notice is required by statute, the Certificate of Incorporation, or these By-Laws to be given to any  director,  member of a committee,  or  stockholder, such notice may be given by mail,  addressed to each such person,
               at  his/her   address  as  it  appears  on  the  records  of  the
               Corporation,  with postage thereon prepaid, and such notice shall be  deemed  to be  given  at the  time  when  the  same  shall be deposited in the United States mail, or as otherwise  provided by statute.  Written  notice  may  also be  given  personally  or by telegram, telex or cable.

                    Section  6.2.  Waivers  of  Notice.  Whenever  any notice is required by statute,  the Certificate of Incorporation,  or these
               By-Laws to be given to any  director,  member of a committee,  or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VII

                               General Provisions

                    Section 7.1. Dividends.  Dividends upon the capital stock of
               the  Corporation,   subject  to  any  provision  imposed  by  the
               Certificate  of  Incorporation,  may be  declared by the Board of
               Directors  at any  regular  or  special  meeting,  or by  written consent to the action of the board without such  meeting(s),  and may be paid in cash,  in  property,  or in shares of the  capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation  available for dividends such sum or sums as the  Board of  Directors  from  time to  time,  in its absolute  discretion,  deems  proper as a reserve or  reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose,  and the Board of  Directors  may modify or abolish  any such reserve.

                    Section 7.2. Disbursements.  All checks or demands for money and notes of the  Corporation  shall be signed by such officer or officers  or  such  other  person  or  persons  as the  Board  of
               Directors may from time to time designate.

                    Section 7.3.  Voting  Securities  Owned by the  Corporation.
               Powers of  attorney,  proxies,  waivers  of  notice  of  meeting, consents and other  instruments  relating to securities  owned by the  Corporation  may be executed in the name of and on behalf of the  Corporation by the Chief Executive  Officer,  the President,
               any Vice President,  the Secretary,  or any Assistant  Secretary,
               and any such  officer  may,  in the name of and on  behalf of the
               Corporation,  take all such  action as any such  officer may deem advisable  to  vote in  person  or by  proxy  at any  meeting  of security  holders of any corporation in which the Corporation may own  securities  and at any such  meeting  shall  possess and may exercise any and all rights and power  incident to the  ownership
               of  such  securities  and  which,  as  the  owner  thereof,   the
               Corporation  might have  exercised and possessed if present.  The
               Board of Directors may, by  resolution,  from time to time confer like powers upon any other person or persons.

                    Section 7.4. Fiscal Year. The fiscal year of the Corporation shall  begin  on  the  first  day  of  January  and  end  on  the thirty-first day of December each year.

                    Section 7.5. Corporate Seal. The seal of the Corporation (if there  be one)  shall  have  inscribed  thereon  the  name of the
               Corporation, the year of its incorporation,  the words "Corporate
               Seal"  and  "Delaware",  and any such  other  emblem or device as approved  by the  Board  of  Directors.  The  seal may be used by causing it or a facsimile  thereof to be  impressed or affixed or in any other manner reproduced.

                                  ARTICLE VIII

                                 Indemnification

                    Section  8.1.  Power  to  Indemnify  in  Actions,  Suits  or
               Proceedings   Other  than  Those  By  or  in  the  Right  of  the
               Corporation.  Subject to Section 8.3 of this  Article  VIII,  the
               Corporation  shall  indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action,  suit or proceeding,  whether civil,  criminal, administrative  or  investigative  (other than an action by or in the right of the  Corporation)  by reason of the fact that he/she is or was a director or officer of the Corporation,  or is or was a director or officer of the  Corporation  serving at the request of the Corporation as a director or officer, employee or agent of another corporation,  partnership, joint venture, trust, employee benefit plan or other  enterprise,  against  expenses  (including attorneys' fees), judgments, fines and amounts paid in settlement actually and  reasonably  incurred by him/her in connection  with such action,  suit or  proceeding,  if he/she acted in good faith and  in a  manner  he/she  reasonably  believed  to be in or  not opposed  to the best  interests  of the  Corporation,  and,  with respect to any criminal  action or proceeding,  had no reasonable cause to believe his/her conduct was unlawful. The termination of any action,  suit or proceeding by judgment,  order,  settlement, conviction,  or upon a plea of nolo  contendere or its equivalent shall not, of itself,  create a  presumption  that the person did not act in good  faith and in a manner  which  he/she  reasonably believed  to be in or not  opposed to the best  interests  of the
               Corporation   and,  with  respect  to  any  criminal   action  or
               proceeding,  had reasonable cause to believe that his/her conduct was unlawful.

                         Section 8.2.  Power to  Indemnify in Actions,  Suits or
                    Proceedings By or in the Right of the  Corporation.  Subject
                    to Section 8.3 of this Article VIII, the  Corporation  shall indemnify  any person who was or is a party or is threatened to be made a party to any  threatened,  pending or completed action  or suit by or in the  right  of the  Corporation  to procure a  judgment  in its favor by reason of the fact that he/she is or was a director  or officer of the  Corporation, or is or  was a  director  or  officer  of  the  Corporation serving at the  request of the  Corporation  as a  director,
                    officer,   employee   or  agent  of   another   corporation,
                    partnership,  joint venture, trust, employee benefit plan or other  enterprise  against  expenses  (including  attorneys'
                    fees)  actually  and  reasonably   incurred  by  him/her  in
                    connection  with the defense or settlement of such action or suit if he/she  acted in good  faith and in a manner  he/she reasonably  believed  to be in or not  opposed  to the  best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been  adjudged to be liable for negligence or misconduct in the  performance of his/her duty to the  Corporation,  unless and only to the extent that the court  in  which  such  action  or suit  was  brought  shall determine upon application that, despite the adjudication of liability but in view of all the  circumstances of the case, such person is fairly and  reasonably  entitled to indemnity for such expenses which the court shall deem proper.

                         Section  8.3.  Authorization  of  Indemnification.  Any
                    indemnification under this Article VIII (unless ordered by a court) shall be made by the  Corporation  only as authorized
                    in   the   specific   case   upon   a   determination   that
                    indemnification  of the director or officer is proper in the circumstances because he/she has met the applicable standard of conduct  set forth in Section  8.1 or Section 8.2 of this
                    Article VIII, as the case may be. Such  determination  shall be made (i) by the Board of Directors by a majority  vote of a quorum  consisting  of  directors  who were not parties to such action, suit or proceeding, or (ii) if such a quorum is
                    not   obtainable,   or,  even  if  obtainable  a  quorum  of
                    disinterested  directors so directs,  by  independent  legal counsel in a written opinion,  or (iii) by the stockholders.
                    To the  extent,  however,  that a director or officer of the
                    Corporation  has been  successful on the merits or otherwise in  defense  of any  action,  suit or  proceeding  described above, or in defense of any claim,  issue or matter therein, he/she  shall be  indemnified  against  expenses  (including attorneys' fees) actually and reasonably incurred by him/her
                    in   connection   therewith,   without  the   necessity   of
                    authorization in the specific case.

                         Any determination  made by the disinterested  directors
                    or by independent  legal counsel under this section shall be promptly  communicated  to  the  person  who  threatened  or brought  the  action  or  suit  by or in  the  right  of the
                    Corporation  under Section 8.1 and 8.2 of this Article VIII, and,  within  ten days after  receipt of such  notification, such persons  shall have the right to petition the court (at courts' discretion) in which such action or suit was brought to review the reasonableness of such determination.

                         Section 8.4.  Good Faith  Defined.  For purposes of any
                    determination  under  Section 8.3 of this  Article  VIII,  a person  shall be deemed to have acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the  Corporation,  or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe  his/her  conduct was unlawful,  if his/her action is based on the  records  or books of  account of the
                    Corporation  or  another   enterprise,   or  on  information
                    supplied to him/her by the  officers of the  Corporation  or another  enterprise in the course of their duties, or on the advice  of legal  counsel  for the  Corporation  or  another enterprise  or on  information  or records  given or reports
                    made  to  the  Corporation  or  another   enterprise  by  an
                    independent certified public accountant,  or by an appraiser or  other  expert  selected  with  reasonable  care  by  the
                    Corporation  or  another   enterprise.   The  term  "another
                    enterprise" as used in this Section 8.4 shall mean any other
                    corporation  or  any  partnership,   joint  venture,  trust,
                    employee  benefit  plan or other  enterprise  of which  such person is or was serving at the  request of the  Corporation as a director, officer, employee or agent. The provisions of this  Section 8.4 shall not be deemed to be  exclusive or to limit in any way the  circumstances in which a person may be deemed to have met the  applicable  standard  of conduct set forth in Sections  8.1 or 8.2 of this Article  VIII,  as the case may be.

                         Section    8.5.    Indemnification    by    a    Court.
                    Notwithstanding  any contrary  determination in the specific
                    case  under   Section  8.3  of  this   Article   VIII,   and
                    notwithstanding the absence of any determination thereunder, any  director or officer may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise  permissible under Sections 8.1 and 8.2 of this Article VIII. The basis of such indemnification by a
                    court   shall  be  a   determination   by  such  court  that
                    indemnification  of the director or officer is proper in the
                    circumstances   because   he/she  has  met  the   applicable
                    standards  of conduct  set forth in  Sections  8.1 or 8.2 of this Article  VIII,  as the case may be.  Neither a contrary determination in the specific case under Section 8.3 of this
                    Article VIII nor the absence of any determination thereunder
                    shall  be  a  defense  to  such   application  or  create  a
                    presumption   that   the   director   or   officer   seeking
                    indemnification  has  not  met any  applicable  standard  of conduct.  Notice  of  any  application  for  indemnification
                    pursuant  to  this   Section  8.5  shall  be  given  to  the
                    Corporation promptly upon the filing of such application. If successful,  in whole or in part,  the  director  or officer seeking  indemnification  shall also be  entitled to be paid the expense of prosecuting such application.

                         Section  8.6.  Expenses  Payable in  Advance.  Expenses
                    incurred   by  a  director  or  officer  in   defending   or
                    investigating  a  threatened  or  pending  action,  suit  or proceeding  shall be paid by the  Corporation  in advance of the final  disposition  of such action,  suit or  proceeding upon  receipt  of an  undertaking  by or on  behalf  of such director  or  officer  to  repay  such  amount  if it  shall ultimately be  determined  that he/she is not entitled to be indemnified by the Corporation as authorized in this Article
                    VIII.

                         Section  8.7.  Nonexclusivity  of  Indemnification  and
                    Advancement of Expenses. The indemnification and advancement of expenses  provided by or granted pursuant to this Article
                    VIII shall not be deemed  exclusive  of any other  rights to
                    which  those  seeking   indemnification  or  advancement  of
                    expenses may be entitled under any other  provision of these
                    By-Laws,   or  similarly   entitled   under  any  agreement,
                    contract,  vote of stockholders or disinterested  directors, or pursuant to the  direction  (howsoever  embodied)  of any court of competent  jurisdiction  or  otherwise,  both as to action  in  his/her  official  capacity  and as to action in another  capacity  while  holding such office,  it being the policy  of  the  Corporation  that  indemnification  of  the persons  specified  in Sections  8.1 and 8.2 of this Article
                    VIII  shall  be  made to the  fullest  extent  permitted  by statute.  The  provisions  of this Article VIII shall not be deemed to preclude the  indemnification of any person who is not  specified in Sections 8.1 or 8.2 of this Article  VIII, but whom the  Corporation  has the  power or  obligation  to indemnify  under the  provisions  of statute of the State of
                    Delaware, or otherwise.

                         Section 8.8.  Insurance.  The  Corporation may purchase
                    and maintain insurance on behalf of any person who is or was a director  or officer  of the  Corporation,  or is or was a director  or  officer  of  the  Corporation  serving  at the request of the Corporation as a director,  officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability  asserted  against him/her and incurred by him/her in any such  capacity,  or arising out of his/her  status as such, whether or not the Corporation would have the power or the obligation to indemnify  him/her  against such liability under the provisions of this Article VIII.

                         Section 8.9. Certain Definitions.  For purposes of this
                    Article VIII, references to "the Corporation" shall include, in addition to the resulting  corporation,  any  constituent corporation  (including  any  constituent  of a constituent)
                    absorbed in a consolidation or merger which, if its separate existence had continued,  would have had power and authority to indemnify its  directors or officers,  so that any person who is or was a  director  or  officer  of such  constituent corporation,  or is or was a  director  or  officer  of such constituent  corporation  serving  at the  request  of  such constituent corporation as a director,  officer, employee or agent of another  corporation,  partnership,  joint venture, trust,  employee  benefit  plan or other  enterprise,  shall stand in the same  position  under  the  provisions  of this
                    Article  VIII with  respect to the  resulting  or  surviving corporation  as  he/she  would  have  with  respect  to such
                    constituent   corporation  if  its  separate  existence  had
                    continued.  For purposes of this Article VIII, references to
                    "fines" shall include any excise taxes  assessed on a person with respect to an employee  benefit plan; and references to
                    "serving at the request of the  Corporation"  shall  include any service as a director, officer, employee or agent of the
                    Corporation  which imposes  duties on, or involves  services by,  such  director or officer  with  respect to an employee benefit  plan,  its  participants  or  beneficiaries;  and a person  who  acted  in good  faith  and in a  manner  he/she reasonably  believed  to be in  the  best  interests  of the participants  and  beneficiaries of an employee benefit plan shall be deemed to have  acted in a manner  "not  opposed to the best  interests of the  Corporation",  as referred to in this Article VIII.

                         Section   8.10.   Survival   of   Indemnification   and
                    Advancement of Expenses. The indemnification and advancement of  expenses  provided  by, or  granted  pursuant  to,  this
                    Article  VIII  shall,   unless   otherwise   provided   when
                    authorized  or  ratified,  continue  as to a person  who has ceased to be a director  or officer  and shall  inure to the benefit of the heirs, executors and administrators of such a person.

                         Section   8.11.    Limitation    on    Indemnification.
                    Notwithstanding  anything  contained in this Article VIII to the contrary,  except for  proceedings  to enforce rights to indemnification  (which  shall be  governed  by Section  8.5 hereof), the Corporation shall not be obligated to indemnify any director or officer in connection  with a proceeding (or
                    part   thereof)   initiated  by  such  person   unless  such
                    proceeding  (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

                         The  Corporation  shall  indemnify  a director  who was
                    wholly successful, on merits or otherwise, in the defense of any  proceedings  to which he/she was a party because he/she
                    was  a  director  of  the  Corporation   against  reasonable
                    expenses   incurred  by  him/her  in  connection   with  the
                    proceeding.

                         Section 8.12.  Indemnification of Employees and Agents.
                    The Corporation  may, to the extent  authorized from time to
                    time  by  the  Board  of   Directors,   provide   rights  to
                    indemnification  and  to  the  advancement  of  expenses  to employees  and agents of the  Corporation,  similar to those conferred in this Article VIII to directors  and officers of the Corporation.

                                   ARTICLE IX

                                   Amendments

                         Section 9.1. Amendments.  These By-Laws may be altered,
                    amended or repealed, in whole or in part, or new By-Laws may be adopted: (i) by the affirmative vote of a majority of the holders of record of the outstanding shares entitled to vote thereon,  or by the written consent of the holders of record of a two-thirds  majority of the outstanding shares entitled to vote  thereon,  except as such  alteration,  amendment or repeal by any vote or written consent of the stockholders is otherwise  expressly  prohibited  by  statute;  or (ii) by a majority  vote of the Board of  Directors,  or by  unanimous written  consent  of the board,  except as such  alteration, amendment  or  repeal  by any vote or action of the board is otherwise expressly prohibited by statute.

                                    ARTICLE X

                                Emergency By-Laws

                         Section 10.1.  Emergency By-Laws. The Emergency By-Laws
                    shall be  operative  during any  emergency in the conduct of the business of the Corporation  resulting from an attack on the United States or on a locality in which the  Corporation conducts its business or  customarily  holds meetings of its
                    Board  of  Directors  or its  stockholders,  or  during  any nuclear or atomic  disaster,  or during the existence of any catastrophe,  or similar emergency condition, as a result of which a quorum  of the  Board  of  Directors  or a  standing committee  thereof  cannot  readily be convened  for action,
                    notwithstanding   any  provision  to  the  contrary  in  the
                    preceding By-Laws,  in the Certificate of Incorporation,  or in the  statute.  To the  extent not  inconsistent  with the
                    provisions  of  this  Section  10.1,   the  By-Laws  of  the
                    Corporation shall remain in effect during any emergency, and upon its termination,  the Emergency  By-Laws shall cease to be operative.  Any amendments to these Emergency By-Laws may
                    make  any  further  or  different   provision  that  may  be
                    practical  and  necessary  for  the   circumstance   of  the
                    emergency.

                         During any such  emergency:  (A) a meeting of the Board
                    of  Directors  or a  committee  thereof may be called by any officer or director of the  Corporation.  Notice of the time and place of the meeting or  conference  call shall be given by the person  calling the meeting to such of the  directors
                    as  it  may  be   feasible   to  reach   by  any   means  of
                    communication.  Such  notice  shall be given at such time in advance  of  the  meeting  as  circumstances  permit  in the judgment of the person calling the meeting; (B) the director or directors in attendance at the meeting shall constitute a quorum;  (C) the officers or other  persons  designated on a
                    list   approved  by  the  Board  of  Directors   before  the
                    emergency, all in such order of priority and subject to such conditions  and for such  period  of time (not  longer  than reasonably necessary after the termination of the emergency)
                    as may be provided  in the  resolution  approving  the list, shall,  to the  extent  required  to provide a quorum at any meeting of the Board of  Directors,  be deemed the directors for such meeting; (D) the Board of Directors,  either before or during any such emergency,  may provide, and from time to time modify,  lines of  succession  in the event that during such  emergency  any  or  all  officers  or  agents  of  the
                    Corporation  shall for any reason be rendered  incapable  of discharging their duties; (E) the Board of Directors, either before or during any such emergency,  may,  effective in the emergency,  change  the head  office  or  designate  several alternative head offices or regional  offices,  or authorize the  officers  so to do; and (F) to the extent  required  to constitute a quorum at any meeting of the Board of Directors during such an  emergency,  the officers of the  Corporation who are present shall be deemed, in order of rank and within the same rank in order of seniority,  the directors for such meeting.

                         No officer,  director or employee  acting in accordance
                    with any  provision  of  these  Emergency  By-Laws  shall be liable except for willful misconduct.

                         These Emergency By-Laws shall be subject to alteration,
                    amendment  or repeal by the further  actions of the Board of
                    Directors or stockholders of the Corporation.